METROPOLITAN WEST FUNDS
                              Class M and I Shares


                       SUPPLEMENT DATED FEBRUARY 28, 2007
                                TO THE PROSPECTUS
                               DATED JULY 31, 2006

FOR CURRENT AND PROSPECTIVE INVESTORS IN ALL FUNDS

On February 21, 2007, Metropolitan West Asset Management, LLC ("MWAM"), the investment adviser to the Funds, completed its purchase of the ownership stake formerly held by Metropolitan West Financial, LLC. Metropolitan West Financial's interest constituted 40% of the voting interest and 35.49% of the economic interest in MWAM. As a result, the ownership percentage of MWAM ultimately owned by MWAM's management team increased to 100%. That transfer of the ownership interest did not cause any changes in the management or operations of the investment advisory functions performed by MWAM. Because the transaction resulted in a technical assignment of the investment management agreement with the Funds, MWAM sought and obtained approval from the Board of Trustees and shareholders of each Fund to a new investment management agreement on substantially the same terms and for the same fees. That new agreement became effective with respect to each Fund on February 21, 2007.

FOR CURRENT AND PROSPECTIVE INVESTORS IN THE STRATEGIC INCOME FUND ONLY

Effective March 31, 2007, the STRATEGIC INCOME FUND will be closed to most new shareholder accounts with the limited exceptions described below. Shareholder accounts that hold shares of the Fund on March 31, 2007 may continue to purchase shares in those accounts. Please note that some intermediaries may be unable to operationally accommodate additional investments in a closed fund.

MWAM, as the investment adviser to this Fund, has decided to close the Fund to new shareholder accounts in order to reduce the chance that increased assets will interfere with MWAM's ability to manage the Fund according to its strategy.

Depending on the growth of the Fund's assets and market conditions, MWAM may in its judgment recommend that the Board of Trustees impose further restrictions on the purchase of the Fund's shares or relax these restrictions. Any change in these restrictions would be announced with as much advance notice as is practicable. MWAM also reserves the right to recommend that the Board of Trustees re-open the Fund to new shareholder accounts in the future.

Employees of MWAM and their family members, and officers and trustees of the Metropolitan West Funds, may continue to purchase shares in existing accounts or open new accounts.

Employer-sponsored retirement plans that purchase shares through a services intermediary with which Fund has a services agreement may continue to purchase shares through existing accounts. Clients of financial advisers with current clients invested in the Fund may open new accounts for new shareholders and purchase shares of the Fund. Participants through fee-based programs with service agreements with respect to the Fund may also purchase shares of the Fund.

None of these restrictions prevents MWAM or the Fund from rejecting any purchase order for shares in the discretion of MWAM or the Fund.

These purchase restrictions also apply to exchanges from other Metropolitan West Funds.

If you have any questions about whether you are able to purchase shares of the Fund, please call (800) 241-4671.

FOR CURRENT AND PROSPECTIVE INVESTORS IN THE TOTAL RETURN BOND FUND, THE INTERMEDIATE BOND FUND, THE STRATEGIC INCOME FUND, THE ALPHATRAK(SM) FUND, THE ULTRA SHORT FUND AND THE HIGH YIELD FUND

Based on recent shareholder approval obtained by proxy vote, the Total Return Bond Fund, the Intermediate Bond Fund, the Strategic Income Fund, the AlphaTrak(SM) Fund, the Ultra Short Fund and the High Yield Fund are authorized to lend their portfolio securities in an effort to increase the return and income on the Fund's portfolio. A Fund that loans portfolio securities will typically loan those securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed one-third of the value of the Fund's total assets. The Funds' loans of securities will be collateralized by cash, letters of credit, government securities or qualifying liquid securities. The Funds will retain the right to all interest and dividends payable with respect to the loaned securities. If a Fund lends its portfolio securities it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral.

FOR CURRENT AND PROSPECTIVE INVESTORS IN THE HIGH YIELD BOND FUND ONLY

This Fund has compared its performance since inception in its prospectus to the Lehman Brothers U.S. High Yield Bond Index. The Fund will also compare its performance to the Lehman Brothers U.S. Corporate High Yield Index with a 2% issuer cap ("the constrained index"). The constrained index is generally representative of corporate bonds rated below investment grade and is an unmanaged index not available for direct investment. The 2% issuer cap limits any one issuer to 2% of the market value of the index and is intended to recognize that an issuer should not be excessively weighted in this index, such as when the bonds issued by General Motors became eligible for inclusion in high yield indexes.

FOR CURRENT AND PROSPECTIVE INVESTORS IN ALL FUNDS

Current and prospective investors purchasing shares of a Fund through a broker-dealer should be aware that a transaction charge may be imposed by broker-dealers that make the Fund's shares available, and there will not be such a transaction charge if shares of the Fund are purchased directly from the Fund.


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THEIR PROSPECTUS FOR FUTURE REFERENCE.